Exhibit 10.14

                     WANDERLUST INTERACTIVE
                     Intelligent Fun & Games
                          462 Broadway
                    New York, New York 10013







                                   July 31, 1997



Mr. Jay Smith III
CEO
Wanderlust Interactive, Inc.
5301 Beethoven Street
Los Angeles, CA 90066-7047

                    Re: Settlement

Dear Mr. Smith:

Wanderlust Interactive, Inc. ("Wanderlust"), entered into an agreement with you d/b/a Smith Engineering, a sole proprietorship ("Smith"), and Western Technologies, Inc. ("Western") as of December 30, 1996 (the "Agreement"). There is a dispute with respect to the terms of the Agreement between Wanderlust, Smith, and Western (collectively the "Parties"). This confirms we have agreed to resolve our differences as follows:

1. Wanderlust Loan to Smith. Wanderlust hereby agrees to make to Smith a non-recourse loan of up to $100,000 for up to three years at 6% interest per annum solely to allow Smith to purchase up to $100,000 of Shares of Common Stock offered by Wanderlust in the first private offering of securities after the date hereof in which shares are issued.

2.  Cancellation of Smith's Entitlement of Wanderlust Shares of
Common Stock. The Parties hereby agree to cancel Smith's entitlement to receive up to 600,000 additional shares of Common
Stock of Wanderlust upon the happening of certain events pursuant to the Agreement.

3. Mutual Releases. The Parties hereby agree to release each other and their heirs, executors, administrators, successors and assigns from all actions, causes of action, suits, debts, sums of money, account, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and Mr. Jay Smith III
July 31, 1997
Page 2



demands whatsoever, in law or equity, which against the Parties and their heirs, executors, administrators, successors and assigns had as of the date hereof.


If the terms of this letter reflect our agreement, kindly sign below where appropriate and return a copy of this letter to me.

                                   Sincerely,

                                   WANDERLUST INTERACTIVE, INC.



                                   By: ________________________
                                       Authorized Signature

Confirmed and Agreed
to this ___ day of July, 1997



________________________
Jay Smith III


WESTERN TECHNOLOGIES, INC.


By: ____________________________
    Jay Smith, III, CEO















c:\wp51\cdkidz\Settl.728